UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 11, 2025

Fuse Group Holding Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-202948	47-1017473
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 W. Duarte Rd., Suite 102
Arcadia, CA 91007

(Address of principal executive offices)

(626) 210-0000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 11, 2025, the board of directors (the “Board”) of Fuse Group Holding Inc. (the “Company”), received a resignation letter from Mr. Man Shek (Alex) Ng, a member of the Board, effective on September 15, 2025.  Mr. Ng indicated his resignation is not because of any disagreement with the Company, its management or its other director.

On September 11, 2025, the Board expanded its size and appointed Mr. Kai Xu and Mr. Anming Jiang, as the new directors of the Board of the Company, effective on September 15, 2025.

Mr. Kai Xu, age 27, has worked at Shanghai Weixun Education Technology Co., Ltd. since July 2023. Mr. Xu worked at Shanghai Ruitian Investment and Technology Co., Ltd., from Feb 2022 until July 2023. Mr. Xu received his dual bachelor’s degrees in Literature and Science from Shandong University in China in 2020. Mr. Xu obtained his master’s degree of Science in Finance, specializing in Wealth and Asset Management, from Washington University in St. Louis, U.S. in 2022. There are no arrangements or understandings between Mr. Xu and any other person pursuant to which Mr. Xu was appointed as a director of the Company. In addition, there is no family relationship between Mr. Xu and any director or executive officer of the Company.

Mr. Anming Jiang, age 33, has served as the head of the international trade department of Sinopharm Traditional Chinese Medicine Co., Ltd. since 2013. Mr. Jiang received his bachelor’s degree in Business Administration from Zhuhai City Polytechnic in 2013. There are no arrangements or understandings between Mr. Jiang and any other person pursuant to which Mr. Jiang was appointed as a director of the Company.  In addition, there is no family relationship between Mr. Jiang and any director or executive officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuse Group Holding Inc.

Date: September 15, 2025	By:	/s/ Umesh Patel
Umesh Patel
Chief Executive Officer

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